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                                                                    Exhibit 3.40
                            CERTIFICATE OF FORMATION

                                       OF

                              NEW-U TELEVISION LLC

         This Certificate of Formation of New-U Television LLC (the "LLC") dated February 4, is being duly executed and filed by Brian C. Mulligan, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act 6, Del. C. Section 18-101, et seq.

FIRST:   The name of the LLC formed hereby is:

                              New-U Television LLC

SECOND: The address of the registered office of the LLC in the State of Delaware is:

                             1209 Orange Street
                             New Castle County
                             Wilmington, Delaware 19801

THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware is:

                            The Corporation Trust Company
                            1209 Orange Street
                            New Castle County
                            Wilmington, Delaware 19801

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                   By:  /s/ Brian C. Mulligan
                                        _______________________________________
                                        Brian C. Mulligan, an Authorized Person
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                            CERTIFICATE OF AMENDMENT

                                       OF

                              NEW-U TELEVISION LLC

1.       The name of the limited liability company is New-U Television LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

         Article I is hereby amended and restated to read in its entirety as follows:

                  FIRST:   The name of the limited liability company is:

                                            Studios USA Television LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of New-U Television LLC this 9th day of April, 1998.

                                   By:  /s/ Melissa Leffler
                                        ________________________
                                        Melissa Leffler
                                        Manager